UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2005

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-06446 (Commission File Number)	48-0290000 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of an Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed on November 30, 2005, on November 30, 2005, Kinder Morgan, Inc. completed the acquisition of all of the stock of Terasen Inc., a corporation existing under the laws of British Columbia ("Terasen"), pursuant to a Combination Agreement among Kinder Morgan, Inc., one of its wholly-owned subsidiaries, and Terasen.

This Form 8-K/A amends the Current Report on Form 8-K referred to above to include the consolidated financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K.  Audited consolidated financial statements of Terasen are attached hereto as Exhibit 99.1.  Unaudited consolidated financial statements of Terasen are attached hereto as Exhibit 99.2.  Supplemental Information of Terasen, including a reconciliation of financial statements with United States generally accepted accounting principles and conversion to United States dollars, is attached hereto as Exhibit 99.3.  Unaudited Pro Forma Condensed Combined Financial Statements, derived from the historical consolidated financial statements of Kinder Morgan, Inc. and Terasen and adjusted to reflect the material effects directly attributable to Kinder Morgan, Inc.’s acquisition of Terasen, are attached hereto as Exhibit 99.4.  Each of these exhibits is incorporated herein by reference.

In addition, certain risk factors relevant to Kinder Morgan, Inc. and its business, as updated to reflect the acquisition of Terasen, are attached hereto as Exhibit 99.5, which exhibit is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.

Audited Consolidated Financial Statements of Terasen Inc. as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 are attached hereto as Exhibit 99.1.  Unaudited Consolidated Financial Statements of Terasen Inc. as of September 30, 2005 and for the nine months ended September 30, 2005 and 2004 are attached hereto as Exhibit 99.2.  Terasen Inc. Supplemental Information – Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars – Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003 is attached  hereto as Exhibit 99.3.  Each of these exhibits is incorporated herein by reference.

(b)

Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Financial Statements of Kinder Morgan, Inc. and Terasen Inc. as of September 30, 2005 and for the year ended December 31, 2004 and the nine months ended September 30, 2005 are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(c)

Exhibits.

23.1

Consent of KPMG LLP, independent auditors for Terasen Inc.

99.1

Audited Consolidated Financial Statements of Terasen Inc. as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002.

99.2

Unaudited Consolidated Financial Statements of Terasen Inc. as of September 30, 2005 and for the nine months ended September 30, 2005 and 2004.

99.3

Terasen Inc. Supplemental Information – Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars – Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003.

99.4

Unaudited Pro Forma Condensed Combined Financial Statements of Kinder Morgan, Inc. and Terasen Inc. as of September 30, 2005 and for the year ended December 31, 2004 and the nine months ended September 30, 2005.

99.5

Risk Factors.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated:  December 5, 2005

By:  /s/ Joseph Listengart

Joseph Listengart

Vice President, General Counsel and

Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent auditors for Terasen Inc.
99.1	Audited Consolidated Financial Statements of Terasen Inc. as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002.
99.2	Unaudited Consolidated Financial Statements of Terasen Inc. as of September 30, 2005 and for the nine months ended September 30, 2005 and 2004.
99.3

Terasen Inc. Supplemental Information – Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars – Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003.

99.4

Unaudited Pro Forma Condensed Combined Financial Statements of Kinder Morgan, Inc. and Terasen Inc. as of September 30, 2005 and for the year ended December 31, 2004 and the nine months ended September 30, 2005.

99.5	Risk Factors.